SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                    --------


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934





                          Date of Report: May 28, 2004



                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)



          NEW JERSEY                         0-422               22-1114430
          ----------                         -----               ----------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)



            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
                                 --------------
              (Registrant's telephone number, including area code)







Middlesex Water Company


Item. 5. Other Events

Announcement of Approval from New Jersey Board of Public Utilities for Rate Increase Filed by Middlesex Water Company as set forth in the attached press release.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf of the undersigned hereunto duly authorized.



                                    MIDDLESEX WATER COMPANY
                                         (Registrant)





                                    /s/Kenneth J. Quinn
                                    -------------------
                                    Kenneth J. Quinn
                                    General Counsel, Secretary and Treasurer


Dated:    May 28, 2004

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